                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2009

                             PULASKI FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

         Missouri                     0- 24571             43-1816913
         --------                     --------             ----------
(State or other jurisdiction of      (Commission          (IRS Employer
incorporation or organization)      File Number)         Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              -----------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         (d) On July 22, 2009, the Board of Directors of Pulaski Financial Corp. (the "Company"), the parent of Pulaski Bank, appointed Kathryn Schukar Bader to the Board of Directors of the Company, effective immediately. The Board of Directors did not elect Ms. Bader pursuant to any arrangements or understandings between Ms. Bader and the Company or any other person. There are no material transactions between Ms. Bader and the Company. A copy of the press release announcing Ms. Bader's election to the Board of Directors is attached as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated July 27, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 27, 2009                    By: /s/ Gary W. Douglass
                                           -------------------------------------
                                           Gary W. Douglass
                                           President and Chief Executive Officer